                                                                 Exhibit 10.2

                             TECHNOLOGY SPECIALISTS, INC.
                                  WARRANT AGREEMENT


WARRANT AGREEMENT, dated as of April 11, 1996 (the "AGREEMENT"), between TECHNOLOGY SPECIALISTS, INC., a Pennsylvania corporation (the "COMPANY") and CHEMICAL BANK (the "Lender

                                     WITNESSETH:
                                     -----------

          WHEREAS, the Company, the Lender and Chemical Bank, as Administrative Agent, are parties to the Credit Agreement dated as of April __, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), pursuant to which, among other things, the Lender made term loans to the Company;

          WHEREAS, in order to induce the Lender to execute and deliver the Credit Agreement and to make such term loan to the Company, the Company has agreed to execute and deliver this Agreement and to issue to the Lender the warrants hereinafter described;

          WHEREAS, the Company wishes to set forth, in this Agreement, among other things, the form and provisions of the Warrant Certificates and the terms and conditions on which they may be issued, exchanged, exercised and replaced;

          NOW, THEREFORE, in consideration of the premises herein contained the parties hereto agree as follows:


1.   DEFINITIONS
     -----------

          As used in this Agreement the following terms have the respective meanings set forth below:

          "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Closing Date, other than Warrant Stock.

          "Affiliate" shall mean as to any Person (the "Primary Person"), any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, the Primary Person. For purposes of this definition, control of a Person shall mean the power, directly or indirectly, to (i) vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or

(ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          "Appraisal Procedure" shall mean a procedure whereby two independent appraisers, one chosen by the Company and one by a majority in interest of the Disputing Holders, shall be selected in order to select a third independent appraiser. Each party shall deliver a notice to the other appointing its appraiser within 15 days after the Appraisal Procedure is invoked. The third independent appraiser shall be chosen within 10 days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree, the appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within 30 days after the selection of such third appraiser and shall be binding and conclusive on the Company and the Holders. The costs of conducting any Appraisal Procedure shall be done as follows: (a) the fees and expenses of the appraiser appointed by the Disputing Holders shall be done by the Disputing Holders; (b) the fees and expenses of the appraiser appointed by the Company and any costs incurred by the Company shall be home by the Company and (c) the fees and expenses of a third appraiser shall be done (i) by the Company if such Appraisal Procedure shall result in a determination that is disparate by 10% or more from the Company's initial determination and (ii) by the Disputing Holders if such Appraisal Procedure shall result in a determination that is disparate by less than 10% from the Company's initial determination.

          "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

          "Change of Control" shall mean a change of at least 50% of the Fully Diluted Outstanding ownership of the Company from the Closing Date.

          "Closing Date" shall mean April 11, 1996.

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

          "Common Stock" shall mean the conunon stock, $.01 par value per share, of the Company, as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.8) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.8.

          "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking for which such Person is a party or by which it or any of its property is bound.

          "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

          "Current Market Price" shall mean, in respect of any security on any date herein specified, (a) if there shall then be a public market for the security, the average of the daily market prices for 10 consecutive Business Days commencing 15 days before such date; the daily market price for each such Business Day being (i) the last sale price on such day on the principal stock exchange on which such security is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, (iii) if the security is not then listed or admitted to trading on any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automated Quotations System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Required Holders and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Required Holders and one of which shall be selected by the Company; or (b) at any time prior to the time there is a public market for the security, the Fair Market Value per share of such security.

          "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, $1.87 as adjusted pursuant to this Agreement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "Fair Market Value" shall mean the fair market value of the business or property (including any security) in question, as determined in good faith by the Board of Directors of the Company, PROVIDED, however, that the Fair Market Value of any security for which a Current Market Price (determined without regard to clause (b) of the definition thereof) is available shall be such Current Market Price of such security. The Fair Market Value of the Company shall be the Fair Market Value of the Company and its subsidiaries. Notwithstanding the foregoing, if, at any date of determination of the Fair Market Value of the Company, the Common Stock of any class shall then be publicly traded, the Fair Market Value of the Company on such date shall be the Current Market Price on such date multiplied by the number of Fully Diluted Outstanding shares of Common

Stock.

          "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of the Warrants and other options or warrants to purchase, or securities convertible into, shares of common stock outstanding on such date.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

          "Holder" shall mean each Person in whose name the Warrants or any Warrant Stock are registered on the books of the Company maintained for such purpose.

          "Issue Date" shall mean any of the dates listed in Section 2.1 or the first Business Day after such date.

          "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

          "Other Property" shall have the meaning set forth in Section 4.8.

          "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any Subsidiary, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Conunon Stock.

          "Permitted Issuances" shall mean (i) the issuance of shares of Common Stock upon exercise of the Warrants, (ii) if there shall then be a public market for the Common Stock, the issuance of shares of Conunon Stock upon receipt by the Company of the Current Market Price therefor described in clause (a) of the definition of "Current Market Price", (iii) the issuance of options or shares relating to any benefit plan, stock option plan, stock purchase plan or any other compensation plan, agreement or arrangement offered solely to the officers, directors, employees and/or consultants of the Company and its Affiliates, (iv) at any time prior to the time there is a public market for the Common Stock, the issuance of shares of Common Stock for consideration equal to the fair value of such shares as determined in good faith by the Board of Directors of the Company, (v) issuance of shares of Common Stock upon exercise of the option to purchase 75,000 shares of Common Stock held by Robert Foley as of the date hereof, (vi) the issuance of any shares of Common Stock upon the conversion of shares of any other class of Common Stock and (vii) the issuance of shares of Common Stock in a Public Offering. Any determination by the Board of Directors of the Company pursuant to the preceding sentence may be challenged in good faith by Required Holders with 15 days of receipt of notice of such determination, and any dispute shall be resolved by the Appraisal Procedure.

          "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

          "Public Company" shall have the meaning set forth in Section 13.1.

          "Public Offering" shall mean the offering of shares of Common Stock pursuant to a registration statement declared effective by the Commission.

          "Required Holders" shall mean the Holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Common Stock then purchasable upon exercise of all outstanding Warrants, whether or not then exercisable.

          "Requirement of Law" shall mean, as to any Person, the certificate of incorporation and by-laws or other organizational OT governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitration or a court or other governmental authority, in each case applicable to or binding on such Person or any of the property thereof or to which such Person or any of its property is subject.

          "Restricted Conunon Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Series A Non-Voting Conunon Stock" shall mean the series A NonVoting Common Stock of the Company, par value $.01 per share.

          "Subsidiary" shall mean any Person of which an aggregate of more than 50% of the outstanding stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such Person (irrespective of whether, at the time, stock or other ownership interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by the Company and/or one or more Subsidiaries of the Company.

          "Termination Event" shall mean the first to occur of the following:
(i) payment or prepayment of the Loans (as defined in the Credit Agreement) made under the Credit Agreement, (ii) a Change of Control and (iii) a Public Offering.

          "Transfer Notice" shall have the meaning set forth in Section 9.2.

          "Warrant Certificate" shall mean a certificate evidencing one or more Warrants, substantially in the form of Exhibit A hereto, with such changes therein as may be required to reflect any adjustments made pursuant to Section 4.

          "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of Warrants pursuant to Section 2.2, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

          "Warrant Stock" shall mean the shares of Common Stock purchased by the Holders of the Warrants upon the exercise thereof.

          "Warrants" shall mean the warrants issued pursuant to this Agreement and shall include all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised. A Warrant shall entitle the holder thereof to purchase from the Company one share of Common Stock (subject to adjustment as provided in Section 4).


2.   ISSUANCE, EXERCISE OF WARRANT
     -----------------------------

          2.1. ISSUANCE OF Warrants. The Company hereby agrees to issue in favor of the Lender on each Issue Date set forth below (or, if such Issue Date is not a Business Day, on any of the next 20 Business Days following such Issue
Date), PROVIDED that no Termination Event has occurred, Warrants in an amount equal to the number of Warrants listed for such Issue Date set forth below:


     ISSUE DATE               WARRANTS TO PURCHASE NO. OF SHARES
     ----------               ----------------------------------
     Closing Date                  68,728
     I/i/1998                      18,087
     I/i/1999                      18,471
     I/l/2000                      18,868

On each Issue Date (PROVIDED that no Termination Event has occurred), the Company shall deliver to the Lender Warrant Certificates evidencing the Warrants then being issued to the Lender. Each issued Warrant shall entitle the Holder thereof to purchase from the Company one share of Series A Non-Voting Common Stock (subject to adjustment as provided in Section 4). The failure of the Company to issue any Warrants as contemplated above shall be without prejudice to the rights of the Lender to cause such Warrants to be issued at any time after the relevant Issue Date at the Lender's request.

          2.2. MANNER OF EXERCISE. The Holder may at any time and from time to time, prior to a Termination Event and from and after the earliest of (a) one year from the Closing Date, (b) the occurrence of a Termination Event and (c) each respective Issue Date, exercise the Warrants issued on such Issue Date evidenced by a Warrant Certificate, on any Business Day, for all or any part of the number of shares of Series A Non-Voting Common Stock purchasable thereunder.

          In order to exercise the Warrants, in whole or in part, a Holder shall deliver to the Company at its principal office at 801 Springdale Drive, Suite 130, Exton, Pennsylvania 19341, Attention: Robert Foley, or at the office or agency designated by the Company pursuant to Section 12, (i) a written notice of such Holder's election to exercise the Warrants, which notice shall specify the number of shares of Common Stock to be purchased,
(ii) payment of the Warrant Price in the manner provided below, and (iii) the Warrant Certificate or Warrant Certificates evidencing the Warrants. Such notice shall be substantially in the form of the form of election to purchase appearing at the end of the Warrant Certificate as Exhibit A, duly executed by such Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within three (3) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to such Holder a certificate or certificates representing the aggregate number of full shares of Series A Non-Voting Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. The Warrants shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the check or checks representing payment of the Warrant Price and the Warrant Certificate or Warrant Certificates, is received by the Company as described above and all taxes required to be paid by such Holder, if any, pursuant to Section 2.3 prior to the issuance of such shares have been paid. If the Warrants evidenced by a Warrant Certificate shall have been exercised, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant Certificate evidencing the rights of Holder to purchase the unpurchased shares of Series A Non-Voting Common Stock represented by the old Warrant Certificate, which new Warrant Certificate shall in all other respects be identical with the old Warrant Certificate. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares in the name of any Person who acquired any Warrant or any Warrant Stock otherwise than in accordance with this Agreement.

          Payment of the Warrant Price shall be made at the option of the Holder
(i) by certified or official bank check or (ii) if such Holder shall then be a lender under the Credit Agreement, by such Holder's transferring to the Company a principal amount of the outstanding term loans of such Holder under the Credit Agreement, or any other debt of the Company held by such Holder, equal to the Warrant Price or (iii) by termination of Warrants having a Fair Market Value equal to the Warrant Price or (iv) in immediately available funds or (v) any combination thereof.

          2.3. PAYMENT OF Taxes. All shares of Series A Non-Voting Common Stock issuable upon the exercise of Warrants pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive fights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Warrant Stock issuable upon exercise of Warrants in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

          2.4. FRACTIONAL SHARES. The Company shall not be required to issue a fractional share of Series A Non-Voting Common Stock upon the exercise of Warrants. As to any fraction of a share which the Holder of Warrants would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

          2.5.   CONTINUED VALIDITY.  A Holder of shares of Warrant Stock
(other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act) shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 6, 7, 9, 10, 11 and 13 of this Agreement. The Company will, at the time of each exercise of Warrants upon the request of the Holder of the shares of Warrant Stock issued upon the exercise thereof, acknowledge in writing, in form reasonably satisfactory to such Holder, its continuing obligation to afford to such Holder all such rights; PROVIDED, HOWEVER, that if such Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder all such rights.

3.   TRANSFERS, DIVISION AND COMBINATION
     -----------------------------------

          3.1. TRANSFER. Subject to compliance with Section 9, transfer of Warrants, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of the Warrant Certificate representing such Warrants at the principal office of the Company referred to in
Section 2.2 or the office or agency designated by the Company pursuant to

Section 12, together with a written assignment substantially in the form of Exhibit B to the Warrant Certificate duly executed by the Holder or its agent or attorney, and funds sufficient to pay any transfer taxes payable by such Holder upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant Certificate or Warrant Certificates in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant Certificate or Warrant Certificates evidencing the portion of the old Warrant Certificate not so assigned, and the old Warrant Certificate shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Warrant Stock without having a new Warrant Certificate or Warrant Certificates issued. If requested by the Company, a new Holder shall acknowledge in writing, in form reasonably satisfactory to the Company, such Holder's continuing obligation under
Section 9.

          3.2. DIVISION AND COMBINATION. Subject to Section 9, any Warrant Certificate may be divided or combined with other Warrant Certificates upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrant Certificates are to be issued, signed by a Holder or its agent or attorney. Subject to compliance with Section 3.1 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant Certificate or Warrant Certificates in exchange for the Warrant Certificate or Warrant Certificates to be divided or combined in accordance with such notice.

          3.3. EXPENSES. Subject to subsection 2.3, the Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant Certificate or Warrant Certificates under this Section 3.

          3.4. MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer and exchange of the Warrants and the Warrant Stock.


4.   ADJUSTMENTS

          The number of shares of Warrant Stock for which Warrants are exercisable, and the price at which such shares may be purchased upon exercise of Warrants, shall be subject to adjustment from time to time after the Closing Date as set forth in this Section 4. Such adjustment shall apply whether or not the related Warrants have been issued and any unissued Warrants shall be adjusted as though such Warrants had been issued. When issued, any Warrants issued after the Closing Date shall be issued in amounts reflecting any adjustment pursuant to this Section 4 during the period from the Closing Date to the date of issuance thereof that would have been made to such Warrants had they been outstanding since the Closing Date. The Company promptly shall give each Holder written notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

          4.1. STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time after the Closing Date the Company shall:

          (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Conunon Stock,

          (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

          (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which a Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Conunon Stock which a record holder of the same number of shares of Common Stock for which a Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price shall be adjusted to equal the Current Warrant Price multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock for which a Warrant is exercisable immediately prior to the adjustment and the denominator of which shall be the number of shares for which a Warrant is exercisable immediately after such adjustment.

          4.2. CERTAIN OTHER DISTRIBUTIONS. If at any time after the Closing Date the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of-

          (a)    cash;

          (b) any evidences of its indebtedness (other than Convertible Securities), any shares of its stock (other than Additional Shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever (other than cash); or

          (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness (other than Convertible Securities), any shares of its stock (other than Additional Shares of Common Stock or Convertible Securities) or any other securities (other than Additional Shares of Common Stock or Convertible Securities) or property of any nature whatsoever; then (i) the number of shares of Common Stock for which a Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which a Warrant is exercisable immediately prior to such adjustment by a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and (B) the denominator of which shall be such Current Market Price per share of Common Stock, minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company, which may be challenged in good faith by Required Holders within 15 days of receipt of notice of such determination, and any dispute shall be resolved by the Appraisal Procedure) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which a Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which a Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock other than Convertible Securities shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section
4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4. 1.

          4.3. ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK,. (a) (i) If at any time after the Closing Date the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for consideration in an amount per Additional Share of Common Stock less than the Current Market Price, then the Current Warrant Price shall be reduced to a price determined by dividing (A) an amount equal to the sum of (X) the number of shares of Common Stock Outstanding immediately prior to such issuance or sale multiplied by the then existing Current Warrant Price, plus (Y) the consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of Common Stock Outstanding immediately after such issuance or sale and (ii) upon each adjustment of the Current Warrant Price as a result of the calculations made pursuant to this Section 4, each Warrant outstanding prior to the making of the adjustment in the Current Warrant Price shall thereafter be treated as that number of Warrants, and shall evidence the right to purchase, at the adjusted Current Warrant Price, that number of shares of Common Stock, obtained by (i) multiplying the number of shares of Common Stock for which a Warrant is exercisable immediately prior to the adjustment by the Current Warrant Price in effect immediately prior to the adjustment, and (ii) dividing the product so obtained by the Current Warrant Price obtained immediately after such adjustment of the Current Warrant Price.

          (b) The provisions of paragraph (a) of Section 4.3 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.1 or 4.2. No adjustment of the number of shares of Common Stock for which a Warrant shall be exercisable shall be made under paragraph (a) of Section 4.3 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made (or if no adjustment was required) upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4.4 or Section 4.5.

          4.4. ISSUANCE OF WARRANTS OR OTHER RIGHTS. (a) If at any time after the Closing Date the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable other than Permitted Issuances, then: (i) in the case of any such dividend or distribution, the number of shares of Common Stock for which a Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which a Warrant is exercisable immediately prior to the taking of such record or such issuance or sale by a fraction (A) the numerator of which is the number of shares of Common Stock which would be Outstanding immediately after the issuance or sale of the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities, and (B) the denominator of which is the number of shares of Common Stock Outstanding immediately prior to the taking of such record or the issuance or sale of such warrants or other rights; and (ii) in the case of any such issuance (other than as a dividend or distribution) or sale, if the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Market Price in effect immediately prior to the time of such distribution, issue or sale, then the Current Warrant Price shall be adjusted as provided in Section 4.3(a) on the basis that (A) the maximum number of Additional Shares of Conunon Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding,
(B) the price per share for such Additional Shares of Common Stock shall be deemed to be the lowest possible price per share in any range of prices per share at which such Additional Shares of Common Stock are available to such holders, and (C) the Company shall be deemed to have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such warrants or other rights. No further adjustments of the Current Warrant Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issuance of such Common Stock upon such conversion or exchange of such Convertible Securities.

          (b) If any Additional Share of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities is issuable in exchange for consideration in an amount per such Additional Share of Common Stock equal to or more than the greater of the Current Warrant Price and the Current Market Price at the time such record is taken or such warrants or other rights are issued or sold, then the Current Warrant Price as to the number of shares of Common Stock for which a Warrant is exercisable prior to the adjustment under
Section 4.4(a)(i) shall not change, and the Current Warrant Price for each of the incremental number of shares of Common Stock for which this Warrant becomes exercisable after such adjustment shall be equal to the fair value of such consideration per

Additional Share of Common Stock.

          4.5. ISSUANCE OF CONVERTIBLE SECURITIES. (a) If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, other than Permitted Issuances, then: (i) in the case of any such dividend or distribution, the number of shares of Common Stock for which a Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which a Warrant is exercisable immediately prior to the taking of such record or such issuance or sale by a fraction (A) the numerator of which is the number of shares of Common Stock which would be Outstanding immediately after the issuance or sale of the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities, and (B) the denominator of which is the number of shares of Common Stock Outstanding immediately prior to the taking of such record or the issuance or sale of such Convertible Securities; and (ii) in the case of any such issuance (other than a dividend or distribution) or sale, if the price per share for which Conunon Stock is issuable upon such conversion or exchange shall be less than the Current Market Price in effect immediately prior to the time of such issue or sale of Convertible Securities, then the Current Warrant Price shall be adjusted as provided in Section 4.3(a) on the basis that (A) the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (B) the price per share of such Additional Shares of Common Stock shall be deemed to be the lowest possible price in any range of prices at which such Additional Shares of Common Stock are available to such holders, and (C) the Company shall be deemed to have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the Current Warrant Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further adjustments of the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase or any warrant or other right to purchase any such Convertible Securities for which adjustments of the Current Warrant Price have been or are to be made pursuant to other provisions of this Section 4, or if no such adjustment was required, no further adjustments of the Current Warrant Price shall be made by reason of such issue or sale.

          (b) If any Additional Share of Common Stock issuable upon conversion or exchange of all such Convertible Securities is issuable in exchange for consideration in an amount per such Additional Share of Conunon Stock equal to or more than the greater of the Current Warrant Price and the Current Market Price at the time such record is taken or such Convertible Securities are issued or sold, then the Current Warrant Price as to the number of shares of Common Stock for which this Warrant is exercisable prior to the adjustment under Section 4.5(a)(i) shall not change, but the Current Warrant Price for each of the incremental number of shares of Common Stock for which a War-rant becomes exercisable after such adjustment shall be equal to the fair value of such consideration per Additional Share of Common Stock.

          4.6. SUPERSEDING ADJUSTMENT. If, at any time after any adjustment of the number of shares of Common Stock for which a Warrant is exercisable shall have been made pursuant to Section 4.4 or Section 4.5 as the result of any issuance of warrants, options, rights or Convertible Securities, and such warrants, options or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants, options or rights, or the fight of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such warrants, rights or options or other Convertible Securities on the then outstanding Warrants, but not on any then outstanding Warrant Stock, on the basis of treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants, rights or options or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor.

          4.7. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which a Warrant is exercisable provided for in this Section 4:

          (a) COMPUTATION OF CONSIDERATION. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants, options or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Cormnon Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends, but not subtracting any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as mutually determined in good faith by the Required Holders and the Board of Directors of the Company. In case any Additional Shares of Conunon Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional

Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company or, if Required Holders object to such determination within 15 days of notice thereof, as determined in an Appraisal Procedure, of such portion of the assets and business of the nonsurviving corporation as the Required Holders and such Board in good faith shall mutually determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration, if any, received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

          (b) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond, the date of exercise of any Warrants if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% to the number of shares of Common Stock for which the Warrants initially issued pursuant to this Agreement are exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (c)    FRACTIONAL INTERESTS.  In computing adjustments under this
Section 4, fractional interests in Common Stock resulting from an issuance of additional Warrants to any Holder pursuant to this Section 4 shall be taken into account to the nearest 1/10th of a share.

          (d) WHEN ADJUSTMENT NOT REQUIRED. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          (e) ESCROW OF WARRANT STOCK. If after any property becomes distributable pursuant to this Section 4 by reason of taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, any Holder exercises Warrants, any Additional Shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder upon and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned.

          (f) CHALLENGE TO GOOD FAITH DETERMINATION. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by the Required Holders within 15 days of notice of such determination, and any dispute shall be resolved by the Appraisal Procedure.

          4.8. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with and into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then each Holder shall have the right thereafter to receive, upon exercise of a Warrant, solely the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation, sale, transfer or disposition by a holder of the number of shares of Common Stock for which a Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation, sale, transfer or disposition, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Agreement to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which a Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.8 "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations, sales, transfers or dispositions.

5.   NOTICES TO WARRANT HOLDERS

          5.1. NOTICE OF ADJUSTMENTS. Whenever the number of shares of Common Stock for which a Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 4), specifying the number of shares of Common Stock for which a Warrant is exercisable and (if such adjustment was made pursuant to Section 4.8) describing the number and kind of any other shares of stock or Other Property for which a Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder. The Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

          5.2. NOTICE OF CERTAIN CORPORATE ACTION. Each Holder shall be entitled to the same rights to receive notice of corporate action as any holder of Common Stock.

6.   REPRESENTATIONS AND WARRANTIES

          The Company hereby represents and warrants as follows:

          (a) The Company is a corporation duly organized and validly existing under the laws of the State of Pennsylvania, has the power and authority to execute and deliver this Agreement and the Warrant Certificates, to issue the Warrants and to perform its obligations under this Agreement and the Warrant Certificates.

          (b) The execution, delivery and performance by the Company of this Agreement and the Warrant Certificates, the issuance of the Warrants and the issuance of the Warrant Stock upon exercise of the Warrants have been duly authorized by all necessary corporate action and do not and will not violate, or result in a breach of, or constitute a default under or require any consent under, or result in the creation of any lien or security interest upon the assets of the Company pursuant to, any Requirement of Law or any Contractual Obligation binding upon the Company.

          (c) This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid, binding and enforceable obligation of the Company. When the Warrants and the Warrant Certificates have been issued as contemplated hereby, (i) the Warrants and the Warrant Certificates will constitute legal, valid, binding and enforceable obligations of the Company and (ii) the Warrant Stock, when issued upon exercise of the Warrants in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock with no personal liability attaching to the ownership thereof.

          (d) (i) The total number of shares of all classes of stock that the Company shall have authority to issue is 31,000,000 shares, consisting solely of shares of Common Stock, par value $.01 per share, of which, after giving effect to the transactions contemplated herein and all other issuances of capital stock of the Company as of the date hereof, 1,574,478 shares of Common Stock will be issued and outstanding and 512,346 shares of Common Stock will be reserved for future issuance. The delivery hereunder by the Company to the Lender of the Warrants issued on the Closing Date will transfer and convey to the Lender good and marketable title to such Warrants and, upon exercise of such Warrants and payment of the Warrant Price in accordance with this Agreement, good and marketable title to the Conunon Stock purchased upon such exercise, free and clear of all preemptive rights, liens, charges and encumbrances, except for restrictions on transfer set forth in this Agreement or arising under the Federal and state securities laws. Except as contemplated by the shares reserved for future issuance referred to above, the Company does not have outstanding any stock or securities convertible into or exchangeable for any shares of its stock, nor, except as so contemplated, does it have outstanding any agreements, rights or options entitling any person to subscribe for or to purchase any capital stock or securities convertible into or exchangeable for any of its shares of stock. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock, other than put rights to Claire Reid and Robert Foley.

          (e) The Company has provided to the Holder copies of (i) the audited consolidated balance sheet of the Company as at December 31, 1995,
     (ii) audited consolidated statements of income, shareholders' equity and of cash flow of the Company as at December 31, 1995, (iii) annual projections of the Company for 1996, and (iv) quarterly projections of the Company for 1996.

     6.2. WARRANT Holders. Each Holder hereby represents and warrants as follows:

          (a) It is acquiring the Warrants for its own account, as principal, for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. Each Holder hereby represents that it will not offer to sell, sell or otherwise dispose of any of the Warrants or any Warrant Stock in violation of the Securities Act or any other applicable state or federal securities laws.

          (b) It has to its satisfaction reviewed the business and affairs of the Company and understands the risks of, and other considerations relating to, its receipt of the Warrant Stock. Such Holder has been furnished a copy of the Company's most recent audited financial statements, annual projections, monthly projections and all other information requested by it relating to the Company and its activities and proposed activities.

          (c) It has sufficient knowledge and experience in business and financial matters to be capable of utilizing the information made available to it to fully and completely evaluate the merits and risks of owning the Warrant Stock.

          (d) it has been furnished with or given adequate access to such information about the Company and the Warrants as it has requested, (ii) it has made its own independent inquiry and investigation into, and based thereon has formed an independent judgment concerning, the Company, (iii) it is able to bear the economic risks of the investment in the Common Stock upon exercise of the Warrants, (iv) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and (v) it is an "accredited investor" within the meaning of "accredited investor" under Regulation D of the Securities Act of 1933, as amended.


7.   CERTAIN COVENANTS

          7.1. NO IMPAIRMENT. The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of each Holder against Impairment. Without limiting the generality of the foregoing, the Company will use reasonable good faith efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Agreement.

          Upon the request of a Holder, the Company will at any time during the period this Agreement is in effect acknowledge in writing, in form satisfactory to such Holder, the continuing validity of this Agreement and the obligations of the Company hereunder.

          7.2. RESERVATION AND AUTHORIZATION OF CONUNON STOCK, REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY. From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrants and payment therefor in accordance with the terms of this Agreement, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

          Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Cormnon Stock at such adjusted Current Warrant Price.

          Before taking any action which would result in an adjustment in the number of shares of Common Stock for which a Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

          If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law (otherwise than as provided in the Securities Act) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

8.   TAKING OF RECORD, STOCK AND WARRANT TRANSFER BOOKS

          In the case of all dividends or other distributions by the Company to the holders of its Conunon Stock with respect to which any provision of
Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrants or any Warrant Stock.

9.   RESTRICTIONS ON TRANSFERABILITY

          The Warrants and the Warrant Stock shall not be transferred before satisfaction of the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the transfer of any Warrant or any Warrant Stock. Each Holder, by entering into this Agreement and accepting the Warrants, agrees to be bound by the provisions of this
Section 9.

          9.1.   RESTRICTIVE LEGEND.  Except as otherwise provided in this
Section 9, each certificate representing Warrants or Warrant Stock, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws, and may not be sold or transferred in the absence of such registration or an exemption therefrom. Such securities are subject to the restrictions and privileges specified in a Warrant Agreement, dated as of April ___, 1996, between the Company and the initial holders of securities named therein, a copy of which is on file with the Secretary of the Company and will be furnished without charge to the holder hereof upon written request, and the holder of this certificate agrees to be bound thereby."

          9.2. NOTICE OF PROPOSED TRANSFERS, REQUESTS FOR REGISTRATION. Prior to any transfer of any Warrants or any shares of Restricted Conunon Stock, the Holder of such Warrants or Restricted Common Stock shall give five days' prior written notice to the Company of such Holder's intention to effect such transfer (a "TRANSFER Notice"). Holder agrees that it will not sell, transfer or otherwise dispose of Warrants or any shares of Restricted Common Stock, in whole or in part, except pursuant to an effective registration statement under the Securities Act or an exemption from registration thereunder. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such transfer shall bear the restrictive legend set forth in Section 9.1, and each Warrant Certificate issued upon such transfer shall bear the restrictive legend set forth in Section 9.1, unless in either case such transfer is pursuant to an effective registration statement under the Securities Act or in the opinion of the transferee's or Holder's counsel delivered to the Company in connection with such transfer (which opinion and counsel shall be reasonably satisfactory to the Company) such legend is not required in order to ensure compliance with the Securities Act.

          9.3. TERMINATION OF RESTRICTIONS. Notwithstanding the foregoing provisions of Section 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) and the legend requirement of Section 9.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto, or (ii) when the holder thereof shall have delivered to the Company the written opinion of counsel to such holder, which opinion and counsel shall be reasonably satisfactory to the Company, stating that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by Section 9 shall terminate as to any Warrants or any Restricted Common Stock, as hereinabove provided, the Holder thereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant Certificate or a new certificate representing such Common Stock, as the case may be, not bearing the restrictive legend set forth in Section 9.1.

          9.4. LISTING ON SECURITIES EXCHANGE. If the Company shall list any shares of Common Stock on any securities exchange, it will, at its expense, use its best efforts to list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of the Warrants so long as any shares of Common Stock shall be so listed. Nothing contained in this subsection 9.4 shall require the Company to register any security under the Securities Act.

10.  SUPPLYING INFORMATION

          The Company shall reasonably cooperate with each Holder of a Warrant and each Holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Conunon Stock.

11.  LOSS OR MUTILATION

          Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of a certificate representing Warrants or Warrant Stock and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Lender shall be sufficient indemnity) and in case of mutilation upon surrender and cancellation hereof or thereof, the Company will execute and deliver in lieu hereof or thereof a new Warrant or new stock certificate as the case may be, of like tenor to such Holder; PROVIDED, in the case of mutilation, no indemnity shall be required if the certificate representing Warrants or Warrant Stock in identifiable form is surrendered to the Company for cancellation.

12.  OFFICE OF THE COMPANY

          As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration or transfer, division or combination as provided herein.

13.  FINANCIAL AND BUSINESS INFORMATION

          13.1. QUARTERLY INFORMATION. The Company will deliver to each Holder the quarterly information delivered in accordance with subsection 7.1(b) of the Credit Agreement, accompanied by the certification of the Company's chief executive officer or chief financial officer in accordance with subsection 7.2 of the Credit Agreement.

          13.2. ANNUAL INFORMATION. The Company will deliver to each Holder the annual information delivered in accordance with subsection 7.1(a) of the Credit Agreement, accompanied by the certification of the Company's chief executive officer or chief financial officer in accordance with subsection
7.2 of the Credit Agreement.

          13.3. FILINGS. The Company will file on or before the required date all required regular or periodic reports (pursuant to the Exchange Act) with the Commission and will deliver to each Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its stockholders generally.

14.  APPRAISAL RIGHTS

          Upon each determination of Fair Market Value of any business or property (including any security) hereunder (other than a determination relating solely to setting the value of fractional shares), the Company shall promptly give notice thereof to all Holders, setting forth in reasonable detail the calculation of such Fair Market Value and the method and basis of determination thereof, as the case may be. Unless a majority in interest of the Holders agree in writing with such determination prior to the expiration of the 15-day period referred to below, if a majority in interest of Holders (the "DISPUTING HOLDERS") shall disagree with such determination and shall, by notice to the Company given within 15 days after the Company's notice of such determination, elect to dispute such determination, such dispute shall be resolved in accordance with this Section 14. In the event that a determination of Current Market Price of a security pursuant to clause (a) of the definition thereof is disputed, such dispute shall be submitted to a New York Stock Exchange member firm selected by the Company and reasonably acceptable to a majority in interest of the Disputing Holders, whose determination of Current Market Price shall be binding on the Company and the Holders. If such determination is disparate by less than 10% from the Company's initial determination, the fees and expenses of such determination shall be done by the Disputing Holders and if such determination is disparate by 10% or more from the Company's initial determination, the fees and expenses of such determination shall be done by the Company. In the event that a determination of Fair Market Value, other than a determination solely involving clause (a) of the definition of Current Market Price, is disputed, such dispute shall be resolved through the Appraisal Procedure.

15.  LIMITATION OF LIABILITY, NO RIGHTS AS STOCKHOLDER

          No provision hereof, in the absence of affirmative action by any Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of any Holder, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company. Except as may otherwise be provided by law or by separate agreement between a Holder and the Company, no Holder, as such, shall be entitled to vote or be deemed the holder of Common Stock or any other securities (other than Warrants) of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon any Holder the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matters submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or otherwise, until the Warrants shall have been exercised in accordance with the terms and conditions hereof.

16.  MISCELLANEOUS

          16.1. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of any Holder shall operate as a waiver of such right or otherwise prejudice such Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Agreement, the Company shall pay to the applicable Holders such amounts as shall be sufficient to cover any reasonable costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holders in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          16.2. NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, telex, telecopier or overnight air courier guaranteeing next day delivery, addressed as follows:

          (a)    If to any Holder at:

                 Chemical Bank
                 270 Park Avenue
                 New York, New York 100 1 7
                 Attention: Kevin Cornwell
                 Telecopy No.: (212) 270-6068

          (b)    If to the Company at:

                 Technology Specialists, Inc.
                 801 Springdale Drive
                 Suite 130
                 Exton, Pennsylvania 19341
                 Attention: Robert Foley
                 Telecopy No.: (610) 363-5305

                 with a copy to:

                 Hopkins & Sutter
                 Three First National Place Suite 3800
                 Chicago, Illinois 60602
                 Attention:   Stanford J. Goldblatt Telecopy No.: (312) 558-6538

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail.

          16.3. INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each Holder, its officers, directors, employees, agents, and attorneys from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against such Holder relating to or arising out of (i) such Holder's exercise of the Warrants and/or ownership of any shares of Warrant Stock issued in consequence thereof, or (ii) any litigation to which such Holder is made a party in its capacity as a stockholder or warrantholder of the Company; PROVIDED, HOWEVER that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements (A) arise from or relate to any violation by such Holder of any law or regulation applicable to it or (B) are found in a final non-appealable judgment by a court to have resulted from such Holder's gross negligence, bad faith or willful misconduct or violation of law.

          (b) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person or entity entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party after the receipt by the indemnified party of a written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party will claim indemnification or contribution pursuant to this Agreement; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under subsection 16.3 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice, and
(ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party is entitled to, and does, assume the defense of such claim, the indemnified party shall have the right to employ separate counsel and to participate in the defense thereof, but the fees and expenses of such counsel shall be done by the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party shall not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party shall be permitted to consent to the entry of any judgment or to enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel in any one jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

          16.4. REMEDIES. Each Holder of Warrants and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 9 of this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 9 of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          16.5. SUCCESSORS AND ASSIGNS. Subject to the provisions of subsection 3.1, this Agreement and the rights evidenced hereby shall inure to the benefit of and be binding upon the successor of the Company and the successors and assigns of any Holder. The provisions of this Agreement are intended to be for the benefit of all Holders from time to time of the Warrants and Warrant Stock, and shall be enforceable by any such Holder.

          16.6. AMENDMENT. This Agreement may be modified or amended or the provisions hereof waived with the written consent of the Company and the Required Holders, provided that no Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof, unless substantially similar adjustments are made to all the Warrants then outstanding.

          16.7. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          16.8. HEADINGS. The headings used in this Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

          16.9. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. In all respects, including all matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America. THE COMPANY CONSENTS TO PERSONAL JURISDICTION, WAIVES ANY OBJECTION AS TO JURISDICTION OR VENUE, AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE, IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. Service of process on the Company or any Holder in any action arising out of or relating to this Agreement shall be effective if mailed to such party in accordance with the procedures and requirements set forth in 16.2. Nothing herein shall preclude any Holder or the Company from bringing suit or taking other legal action in any other jurisdiction.

          16.10. MUTUAL WAIVER OF JURY TRIAL.   BECAUSE DISPUTES ARISING IN
CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER TIES AGREEMENT.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                       TECHNOLOGY SPECIALISTS, INC.


                                       By /s/ Robert Foley, Jr.
                                          -------------------------------------
                                       Name:  Robert Foley, Jr.
                                       Title: CEO



                                       CHEMICAL BANK, as Lender


                                       By /s/ Edward Devine
                                          -------------------------------------
                                       Name:  Edward Devine
                                       Title: Managing Director

                                                                      EXHIBIT A
                                                                     To Warrant
                                                                      AGREEMENT


                         [FORM OF WARRANT CERTIFICATE]


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. SUCH SECURITIES ARE SUBJECT TO THE RESTRICTIONS
AND PRIVILEGES SPECIFIED IN THE WARRANT AGREEMENT, DATED AS OF APRIL     ,
1996, BETWEEN TECHNOLOGY SPECIALISTS, INC., AND THE INITIAL HOLDER OF SECURITIES NAMED THEREIN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER HEREOF UPON WRITTEN REQUEST, AND THE HOLDER OF THIS CERTIFICATE AGREES TO BE BOUND THEREBY.

No.    -
    ---  ---

                               WARRANT CERTIFICATE
                          TECHNOLOGY SPECIALISTS, INC.


This Warrant Certificate certifies that ___________________________________, or registered assigns, is the registered holder of - Warrants (the "WARRANTS") to purchase shares of series A non-voting common stock of Technology Specialists, Inc., (the "COMPANY"). Each Warrant entitles the holder, but only subject to the conditions set forth herein and in the Warrant Agreement referred to below, to purchase from the Company, during the Exercise Period, as such term is defined in the Warrant Agreement, one fully paid and nonassessable share of series A non-voting comrnon stock of the Company (a "WARRANT SHARE") at a price (the "EXERCISE PRICE") of $1.87 per Warrant Share payable in lawful money of the United States of America (subject to adjustment as provided in Section 4 of the Warrant Agreement), or, as provided in Section 2.2 of the Warrant Agreement, by the transfer of certain debt to the Company, upon surrender of this Warrant Certificate, execution of the annexed Election to Purchase Form and payment of the Exercise Price at the office of the Company at _________________________ or such other address as the Company may specify in writing to the registered holder of the Warrants evidenced hereby. The Exercise Price is subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

          The Company may deem and treat the registered holders of the Warrants evidenced hereby as the absolute owner thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holders hereof, and for all other purposes.

          Warrant Certificates, when surrendered at the office of the Company at the above-mentioned office address or at the Company's headquarters by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

          Upon due presentment for registration of transfer of this Warrant Certificate at the office of the Company at the above-mentioned address, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agreement, dated as of April __, 1996, between the Company and the initial holder of Warrants party thereto (the "WARRANT AGREEMENT"). Said Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders, and in the event of any conflict between the terms of this Warrant Certificate and the provisions of the Warrant Agreement, the provisions of the Warrant Agreement shall control.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the date set forth below.


Dated:                     , 199
       --------------------     -

                                       TECHNOLOGY SPECIALISTS, INC.


                                       By
                                         --------------------------------------
                                         Title:

                                                                   EXHIBIT A TO
                                                            WARRANT CERTIFICATE


                            ELECTION TO PURCHASE FORM

                [To be executed only upon exercise of Warrants]

          The undersigned registered owner of this Warrant Certificate irrevocably EXERCISES____________ Warrants for the purchase of ________ Shares of Series A Non-Voting Common Stock of Technology Specialists, Inc., and herewith makes payment therefor, all at the price and on the terms and conditions specified in this War-rant Certificate and the Warrant Agreement and requests that certificates for the shares of Series A Non-Voting Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ________________________ whose address is _________________________ and, if such shares of Series A Non-Voting Common Stock shall not include all of the shares of Series A Non-Voting Common Stock issuable as provided in this Warrant Certificate, that a new Warrant Certificate of like tenor and date for the balance of the shares of Series A Non-Voting Common Stock issuable hereunder be delivered to the undersigned.

-------------------------------------
                                       (Name of Registered Owner)


-------------------------------------
                                       (Signature of Registered Owner)

-------------------------------------
                                       (Street Address)

-------------------------------------
                                       (City)   (State) (Zip Code)

                                                                   EXHIBIT B TO
                                                            WARRANT CERTIFICATE

                                 ASSIGNMENT FORM


          FOR VALUE RECEIVED the undersigned registered owner of this Warrant Certificate hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant Certificate, with respect to the number of shares of Series A Non-Voting Common Stock set forth below:


NAME AND ADDRESS OF ASSIGNEE       NO. OF SHARES OF COMMON STOCK
----------------------------       -----------------------------




and does hereby irrevocably constitute and appoint ______________________ attorney-in-fact to register such transfer on the books of Technology Specialists, Inc., maintained for the purpose, with full power of substitution in the premises.


Dated:
      ---------------------------------

Name:
     ----------------------------------

Signature:
          -----------------------------

Witness:
        -------------------------------


The assignee named above hereby agrees to purchase and take the Warrant Certificate pursuant to and in accordance with the terms and conditions of the Warrant Agreement, dated as of April __, 1996, between Technology Specialists, Inc., and the initial holder named therein and agrees to be bound thereby.

Dated:
      ---------------------------------

Name:
     ----------------------------------


Signature:
          -----------------------------

                                                                      EXHIBIT B
                                                                     To Warrant
                                                                      AGREEMENT

                                WARRANT REGISTER


                                        NAME AND
                                        ADDRESS
WARRANT          ORIGINAL NUMBER        OF WARRANT
CERTIFICATE NO.  OF WARRANTS            HOLDER
---------------  ---------------        ----------

                                        ------------------------

                                        ------------------------

                                        ------------------------

                                        ------------------------
                                        Attn:
                                             -------------------

                                                                      EXHIBIT C
                                                                     To Warrant
                                                                      AGREEMENT

                                 April 11, 1996



Chemical Bank
270 Park Avenue
New York, New York 10017
Attention:   Kevin Cornwell


Gentlemen:

     Reference is made to that certain Warrant Agreement, dated as of April 1 1, 1996, between Technology Specialists, Inc., a Pennsylvania corporation (the "Company"), and Chemical Bank (the "Lender"), pursuant to which the Company will issue warrants to purchase shares of Common Stock of the Company (the "Warrant Agreement"). Capitalized terms used but not defined herein are used herein as defined in the Warrant Agreement.

     Each of TSI Investment Company 1, L.L.C. ("TIC-1") and TSI Investment Company II, L.L.C. ("TIC-II") agree as follows:

     1 .  (a)    TIC-I and TIC-11 will not sell a majority of the Company's
Common Stock, in a single transaction or a series of related transactions (a "Sale"), except to an independent third party who agrees to purchase Common Stock as part of a transaction in which a PRO RATA portion (the group for PRO RATA purposes consisting of TIC-1, TIC-II and the Holders) of the aggregate number of shares of Common Stock being purchased by such independent third party will be purchased from each Holder who chooses to participate in such transaction.

          (b) Before TIC-1 or TIC-II accepts any offer to sell shares of Common Stock in connection with a Sale, TIC-1 and TIC-11 will give written notice (the "Takealong Notice") to the Company (which will, within five days of the date of receipt of such notice (the "Take-along Notice Date"), send or deliver a copy of the Take-along Notice to the Holders), stating the material terms of such offer. Any Holder who wishes to participate in such Sale as to its PRO RATA portion (the group for PRO RATA purposes consisting of TIC-I, TIC-II and the Holders) will give the Company notice to such effect within fifteen (15) days of the Take-along Notice Date.

     2. TIC-1 or TIC-11 may transfer shares of Common Stock, without complying with the terms of Paragraph 1 of this letter agreement, (i) in a registered public offering, or (ii) to Permitted

Transferees (as hereinafter defined) who consent in writing to be bound by the terms of this letter agreement. "Permitted Transferees" means the owners of equity interests in TIC-1 or TIC-II, the owners of equity interests in such owners, the spouse or lineal descendants of any such owner, any trust for the benefit of any such owner or the benefit of such owner's spouse or lineal descendants, any corporation, partnership or limited liability company in which any such owner and the spouse and the lineal descendants of such owner are the owners of all of the equity interests and the personal representative of any such owner upon such owner's death for purposes of administration of such owner's estate or upon such owner's incompetency for purposes of the protection and management of the assets of such owner.

     3. This letter agreement shall terminate upon the earlier of (a) the consummation of a public offering of Common Stock of the Company pursuant to a registration statement declared effective by the Securities and Exchange Commission and (b) the sale of the Company, including, but not limited to, a Sale, by any means to an independent third party.

                                       Sincerely,


                                       TSI INVESTMENT COMPANY I, L.L.C.

                                       By:  King-Pigott L.P., its Manager

                                            By: /s/ Kenneth Pigott
                                               --------------------------------
                                                   a General Partner



                                       TSI INVESTMENT COMPANY 11, L.L.C.

                                       By:  King-Pigott L.P., its Manager

                                            By: /s/ Kenneth Pigott
                                               --------------------------------
                                                   a General Partner